                     LETTER TO SHAREHOLDERS


Dear Shareholders:

During the past six months, from April 1, 1999 through September 30, 1999, the Fund's net assets grew from $44,489,166 to $52,622,095, an increase of 18.28% and the number of shareholders grew 18.16% to 3,162. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals 143 firms.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*

For the six month period ended September 30, 1999, the Fund's total return was +8.93% versus a return of +8.24% for the Russell 2000 Index and +0.36% for the S&P 500 Index. For the quarter ended September 30, 1999, the Fund's total return was -8.27% versus a return of -6.32% for the Russell 2000 Index and - 6.24% for the S&P 500 Index. For the one year ending September 30, 1999, the Fund's average annual return was +16.11% versus a return of +19.07% for the Russell 2000 Index and +27.80% for the S&P 500 Index. For the five years ending September 30, 1999, the Fund's average annual return was +17.74% versus +12.38% for the Russell 2000 Index and +25.03% for the S&P 500 Index. Since inception, the Fund's average annual return was +15.07% versus +10.70% for the Russell 2000 Index and +21.19% for the S&P 500 Index.

Near the end of the June 30, 1999 quarter, the Federal Reserve System increased the overnight bank lending rate by 25 basis points signaling that it may reverse the three 25 basis point declines given in late 1998. This tightening triggered a correction of the stock market advance that began in October 1998 led by large cap technology and e-commerce equities. The second 25 basis point increase came in August and exacerbated the equity market's decline through the end of the quarter. Additional negative factors included the fear of another rate increase prior to year end, investor concern over Y2K, and a weak dollar versus the yen. An indication of the force of the market's decline may be seen in the negative breadth statistics (the number of New York Stock Exchange stocks advancing versus those declining). The end of the third quarter reading puts the index 30% below the level recorded at the stock market bottom in October 1998.

These factors impacted small cap value equities to a greater degree than mid to large cap equities. Hence, the Fund underperformed the S&P 500 Index. In addition, the small cap value securities held by the Fund are impacted to a greater extent by changes in interest rates than the growth and value stocks in the Russell 2000 Index.

Within this environment progress in the equity markets will be based on earnings progress and a continuation of merger and acquisition activity, rather than market liquidity. This activity may be accelerated during the next fifteen months due to the probable elimination of pooling-of-interest accounting for acquisitions by the Financial Accounting Standards Board, to be in effect by December 2000.

The small/mid cap value sectors remain substantially undervalued in relation to the large cap sector. Our investment process, which focuses on corporate restructuring, emphasizes companies that are pure plays on specific businesses. As a result, eight companies in our universe received premium to market takeover bids in the first nine months of calendar year 1999. While we cannot predict future takeovers of portfolio holdings, it is a byproduct of our investment approach. The restructuring candidates have increased in number for the Fall/Spring period, which should yield many attractive investment opportunities over the next several quarters.

With the Fund's assets in excess of $52 million, the growth of assets has reduced the expense ratio from 2.02% for the year ended September 30, 1998, to 1.98% for the year ended September 30, 1999.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely,


/s/ John L. Keeley, Jr.
-------------------------
John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the six month period ended September 30, 1999, the Fund's total return was +4.04% versus a return of +8.24% for the Russell 2000 Index and +0.36% for the S&P 500 Index. For the quarter ended September 30, 1999, the Fund's total return was -12.40% versus a return of -6.32% for the Russell 2000 Index and - 6.24% for the S&P 500 Index. For the one year ending September 30, 1999, the Fund's average annual return was +10.90% versus a return of +19.07% for the Russell 2000 Index and +27.80% for the S&P 500 Index. For the five years ending September 30, 1999, the Fund's average annual return was +16.67% versus +12.38% for the Russell 2000 Index and +25.03% for the S&P 500 Index. Since inception, the Fund's average annual return was +14.19% versus +10.70% for the Russell 2000 Index and +21.19% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

            ----------------------------------------------------
                                         S&P 500    RUSSELL 2000
                            KSCVF         INDEX         INDEX
            ----------------------------------------------------
             10/01/93      9,551.00     10,000.00     10,000.00
            ----------------------------------------------------
            SEPT 1994      9,799.43     10,368.60     10,267.48
            ----------------------------------------------------
            SEPT 1995     11,957.98     13,452.66     12,666.45
            ----------------------------------------------------
            SEPT 1996     13,898.50     16,187.93     14,329.94
            ----------------------------------------------------
            SEPT 1997     21,335.98     22,735.56     19,085.72
            ----------------------------------------------------
            SEPT 1998     19,097.00     24,792.00     15,456.00
            ----------------------------------------------------
            SEPT 1999     22,173.00     31,686.00     18,404.00
            ----------------------------------------------------

                        Average annual total returns***
                      for periods ended September 30, 1998

                                                    Since Commencement
                           12 mos ended 5 Yrs ended   of Operations
                             9/30/99      9/30/99   10/1/93 to 9/30/99
                           ------------ ----------- ------------------
     KSCVF                    +16.11%     +17.74%        +15.07%
     KSCVF (includes
      max 4
      1/2% front-end load)    +10.90%     +16.67%        +14.19%
     S&P 500 Index            +27.80%     +25.03%        +21.19%
     Russell 2000 Index       +19.07%     +12.38%        +10.70%

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999

ASSETS:
Investments at value (cost $46,017,650)         $52,191,160
Cash                                                     60
Receivable for investments sold                     616,954

Receivables for shares issued                       146,064
Dividends and interest receivable                    27,034
Prepaid expenses                                      9,841
                                                -----------
Total Assets                                     52,991,113
                                                -----------
LIABILITIES:
Payable to Adviser                                   43,611
Payable for securities purchased                    153,432
Payable for shares redeemed                          84,460
Other accrued expenses                               87,515
                                                -----------
Total Liabilities                                   369,018
                                                -----------
NET ASSETS                                      $52,622,095
                                                ===========
NET ASSETS CONSIST OF:
Capital stock                                   $45,135,289
Accumulated net realized gain on investments      1,313,296
Unrealized net appreciation on investments        6,173,510
                                                -----------
TOTAL NET ASSETS                                $52,622,095
                                                ===========
CAPITAL STOCK, $0.01 par value
Authorized                                       10,000,000
Issued and outstanding                            2,523,776
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE       $20.85
                                                ===========
MAXIMUM OFFERING PRICE PER SHARE                     $21.83
                                                ===========


                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                     For The Year Ended September 30, 1999

INVESTMENT INCOME:
Dividend income                                         $  441,608
Interest income                                             71,428

Other                                                        1,011
                                                        ----------
                                                           514,047
                                                        ----------
EXPENSES:
Investment advisory fees                                   485,263
12b-1 fees                                                 121,316
Administration fees                                         72,789
Transfer agent fees and expenses                            69,915
Legal fees                                                  54,651

Reports to shareholders                                     47,866
Federal and state registration fees                         27,001
Fund accounting fees                                        26,725
Custody fees                                                23,593
Audit fees                                                  17,861

Directors' fees                                              8,503
Other                                                        2,992
                                                        ----------
Net expenses                                               958,475
                                                        ----------
Net investment loss                                       (444,428)
                                                        ----------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                         1,823,344
Increase in net unrealized appreciation on investments   5,076,488
                                                        ----------
Net gain on investments                                  6,899,832
                                                        ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $6,455,404
                                                        ==========

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                               September 30, 1999

  Number
 of Shares                                                Value
 ---------                                             -----------
           COMMON STOCKS                        96.13%
           Advertising                           0.61%
    21,000 Snyder Communications, Inc.                 $   318,937
                                                       -----------
           Aerospace                             0.60%
    31,000 The Fairchild Corp., Class A*                   317,750
                                                       -----------
           Automotive                            0.83%
    21,000 Meritor Automotive, Inc.                        438,375
                                                       -----------
           Building Materials                    1.72%
    70,000 Homebase, Inc.*                                 275,625
    18,500 Nortek, Inc.*                                   631,313
                                                       -----------
                                                           906,938
                                                       -----------
           Business Service                      1.11%
    31,500 R.H. Donnelley Corp.                            586,688
                                                       -----------
           Chemicals                             0.58%
    19,000 Arch Chemicals, Inc.                            307,562
                                                       -----------
           Communications and Media             12.80%
    28,500 The Ackerley Group, Inc.                        350,906
    24,000 Anacomp, Inc.*                                  395,250
     8,500 Associated Group, Inc., Class A*                514,250
    15,000 CBS Corp.                                       693,750
    12,000 Cox Communications, Inc., Class A*              501,000
     9,000 GC Companies, Inc.*                             270,000
    36,500 Information Resources, Inc.*                    403,781
     9,000 Media General, Inc., Class A                    461,250
    43,510 Paxson Communications*                          532,997
    62,550 Price Communications Corp.*                   1,567,659
    14,000 Sprint Corp. (PCS Group)*                     1,043,875
                                                       -----------
                                                         6,734,718
                                                       -----------
           Consumer Products                     1.46%
    27,500 Flowers Industries, Inc.                        372,969
    28,000 Justin Industries, Inc.                         397,250
                                                       -----------
                                                           770,219
                                                       -----------
           Consumer Service                      2.26%
    12,000 Chemed Corp.                                    363,000
    26,500 Coinmach Laundry Corp.*                         258,375
    18,000 Pittway Corp., Class A                          567,000
                                                       -----------
                                                         1,188,375
                                                       -----------
           Containers                            3.38%
    18,500 Alltrista Corp.*                                483,313
    27,500 American National Can Group, Inc.*              434,844
    36,000 Bway Corp.*                                     357,750
    24,500 U.S. Can Corp.*                                 500,719
                                                       -----------
                                                         1,776,626
                                                       -----------
           Diversified Manufacturing             0.81%
    21,500 Mark IV Industries, Inc.                        424,625
                                                       -----------
           Electronics                           0.84%
    11,000 Moog, Inc., Class B*                            442,750
                                                       -----------
           Engineering and Construction          2.47%
    33,500 Commercial Intertech Corp.                      404,093
    23,500 Emcor Group, Inc.*                              452,375
    43,000 Morrison Knudsen Corp.*                         443,437
                                                       -----------
                                                         1,299,905
                                                       -----------

  Number
 of Shares                                                          Value
 ---------                                                       -----------
           Entertainment and Leisure                       3.93%
    13,500 Gaylord Entertainment                                 $   398,250
    33,500 On Command Corp.*                                         636,500
    14,000 SFX Entertainment, Inc., Class A*                         427,000
    52,000 WMS Industries, Inc.*                                     604,500
                                                                 -----------
                                                                   2,066,250
                                                                 -----------
           Environmental Control                           0.72%
    19,000 Cuno, Inc.*                                               377,625
                                                                 -----------
           Finance Company                                 6.53%
    17,000 Alliance Bancorp, Inc.                                    333,625
    49,000 Boston Private Financial Holdings, Inc.*                  437,937
    35,500 Brookline Bancorp, Inc.                                   361,656
    42,000 Capital Federal Financial*                                418,688
    42,000 CFS Bancorp, Inc.                                         438,375
     8,500 Finova Group, Inc.                                        310,250
    34,000 Harbor Florida Bancshares, Inc.                           414,375
    25,000 Hudson City Bancorp, Inc.*                                343,750
    34,000 Hudson River Bancorp, Inc.*                               376,125
                                                                 -----------
                                                                   3,434,781
                                                                 -----------
           Financial Services                              7.40%
    28,000 AG Services of America, Inc.*                             428,750
     4,500 Duff & Phelps Credit Rating Corp.                         359,719
    39,000 Federal Agricultural Mortgage Corp., Class C*             777,563
    14,000 Investment Technology Group, Inc.                         322,000
    20,500 Jefferies Group, Inc.                                     427,938
    56,000 Phoenix Investment Partners, Ltd.                         469,000
    20,000 PICO Holdings, Inc.*                                      428,750
    16,500 Pioneer Group, Inc.                                       247,500
    19,406 Waddell & Reed Financial, Inc.                            430,571
                                                                 -----------
                                                                   3,891,791
                                                                 -----------
           Food, Beverage and Tobacco                      6.32%
    13,000 Earthgrains Co.                                           287,625
    64,000 ICH Corp.*                                                804,000
    45,000 M & F Worldwide Corp.*                                    360,000
    86,000 Nathans Famous, Inc.*                                     274,125
    27,000 Ralcorp Holdings, Inc.*                                   477,562
    30,000 Tasty Baking Co.                                          348,750
    10,500 Tricon Global Restaurants, Inc.*                          429,844
    24,000 Whitman Corp.                                             342,000
                                                                 -----------
                                                                   3,323,906
                                                                 -----------
           Forestry                                        1.57%
    18,300 Deltic Timber Corp.                                       416,325
    19,000 St. Joe Corp.                                             409,688
                                                                 -----------
                                                                     826,013
                                                                 -----------
           Furniture/Home Appliances                       0.71%
    19,000 Furniture Brands International, Inc.*                     374,063
                                                                 -----------
           Household Products                              2.38%
    13,500 Chesapeake Corp.                                          408,375
    15,000 Masco Corp.                                               465,000
    24,000 U.S. Industries, Inc.                                     378,000
                                                                 -----------
                                                                   1,251,375
                                                                 -----------

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                               September 30, 1999

  Number
 of Shares                                                  Value
 ---------                                               -----------
           Housing                                 3.60%
    22,000 Kaufman & Broad Home Corp.                    $   453,750
    23,000 Lennar Corp.                                      366,563
    19,500 MDC Holdings, Inc.                                315,656
    13,000 U.S. Home Corp.*                                  361,562
    29,500 Walter Industries, Inc.*                          398,250
                                                         -----------
                                                           1,895,781
                                                         -----------
           Insurance                               3.28%
     2,100 Alleghany Corp.*                                  371,700
    13,000 American Financial Group, Inc.                    364,812
    15,500 The MONY Group, Inc.                              447,563
    15,500 Unitrin, Inc.                                     538,625
                                                         -----------
                                                           1,722,700
                                                         -----------
           Lodging                                 2.21%
    32,000 Choice Hotels International, Inc.*                548,000
    83,000 Meristar Hotels & Resorts, Inc.*                  243,812
    60,000 Sunburst Hospitality Corp.*                       371,250
                                                         -----------
                                                           1,163,062
                                                         -----------
           Machinery                               0.69%
    27,000 Unova, Inc.*                                      361,125
                                                         -----------
           Manufacturing                           3.09%
    43,000 Griffon Corp.*                                    344,000
    27,000 Hussmann International, Inc.                      459,000
    13,000 ITT Indsutries, Inc.                              413,563
    22,000 Thomas Industries, Inc.                           411,125
                                                         -----------
                                                           1,627,688
                                                         -----------
           Oil and Gas--Equipment & Services       4.24%
    22,000 Evergreen Resources, Inc.*                        529,375
    65,000 Getty Petroleum Marketing, Inc.*                  178,750
    86,000 Key Energy Services, Inc.*                        424,625
    27,500 Penzoil-Quaker State Co.                          347,188
    80,000 Titan Exploration, Inc.*                          395,000
    16,500 Watts Industries, Inc.                            358,950
                                                         -----------
                                                           2,233,888
                                                         -----------
           Pharmaceuticals and Healthcare          1.29%
    24,000 Morrison Health Care Inc.                         540,000
    14,000 Ventiv Health, Inc.                               138,013
                                                         -----------
                                                             678,013
                                                         -----------
           Printing and Publishing                 2.91%
     9,500 Meredith Corp.                                    344,969
    30,500 Penton Media, Inc.                                495,625
    41,000 Primesource Corp.                                 238,312
    10,000 Pulitzer, Inc.                                    454,375
                                                         -----------
                                                           1,533,281
                                                         -----------
           Railroad                                3.25%
    13,000 Kansas City Southern Industries, Inc.             603,687
    25,000 Katy Industries, Inc.                             300,000
    35,000 Providence and Worcester Railroad Co.             350,625
     9,500 Union Pacific Corp.                               456,594
                                                         -----------
                                                           1,710,906
                                                         -----------

   Number
 of Shares                                                Value
 ---------                                             -----------
            Real Estate                          0.63%
     24,500 Getty Realty Corp.                         $   330,750
                                                       -----------
            Retail                               4.42%
     37,500 Bradlees, Inc.*                                600,000
      9,500 Harcourt General, Inc.                         395,437
     11,000 The Limited, Inc.                              420,750
     20,000 Midas, Inc.                                    412,500
     13,000 Zale Corp.*                                    498,062
                                                       -----------
                                                         2,326,749
                                                       -----------
            Semiconductors                       2.07%
     15,000 Conezant Systems, Inc.*                      1,089,844
                                                       -----------
            Software                             0.74%
     18,500 BARRA, Inc.*                                   388,500
                                                       -----------
            Textile and Apparel                  0.75%
     25,000 Shaw Industries, Inc.                          396,875
                                                       -----------
            Transportation                       2.62%
     55,500 Avalon Holdings Corp., Class A*                312,188
     32,000 MotivePower Industries, Inc.*                  352,000
     14,000 Pittston Brink's Group                         324,625
     14,000 Sea Containers Ltd., Class A                   392,000
                                                       -----------
                                                         1,380,813
                                                       -----------
            Utilities                            1.31%
     61,000 Citizens Utilities Co., Class B*               690,063
                                                       -----------
            Total Common Stocks                         50,589,310
                                                       -----------
            (cost $44,568,219)
            WARRANTS                             0.91%
     19,000 Golden State Bancorp, Inc.*                    137,750
     24,300 Jacor Communications*                          340,200
                                                       -----------
            Total Warrants                                 477,950
                                                       -----------
            (cost $325,531)
 Principal
   Amount
 ---------
            SHORT TERM INVESTMENTS               2.14%
 $1,123,900 Firstar Bank Demand Note,
             5.1300%, 10/1/99                            1,123,900
                                                       -----------
            Total Short Term Investments                 1,123,900
                                                       -----------
            (cost $1,123,900)
            Total Investments                   99.18%
            (cost $46,017,650)                          52,191,160
            Other Assets less Liabilities        0.82%     430,935
                                                       -----------
            NET ASSETS                         100.00% $52,622,095
                                                       ===========

                             *Non-income producing
                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            Year Ended         Year Ended
                                        September 30, 1999 September 30, 1998
                                        ------------------ ------------------
OPERATIONS:
Net investment loss                        $  (444,428)       $  (359,668)
Net realized gain on investments             1,823,344          1,250,693
Increase (decrease) in net unrealized
 appreciation on investments                 5,076,488         (7,451,002)
                                           -----------        -----------
Net increase (decrease) in net assets
 resulting from operations                   6,455,404         (6,559,977)
                                           -----------        -----------
DISTRIBUTIONS:
Net realized gains                            (892,529)        (1,025,487)
                                           -----------        -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 1,035,691 and 1,382,316
 shares issued, respectively                20,988,777         30,360,643
Proceeds from 45,208 and 50,348 shares
 of distributions reinvested,
 respectively                                  864,849          1,013,504
Cost of 728,007 and 231,423 shares
 redeemed, respectively                    (14,541,243)        (4,865,957)
                                           -----------        -----------
Net increase from capital stock
 transactions                                7,312,383         26,508,190
                                           -----------        -----------
TOTAL INCREASE IN NET ASSETS                12,875,258         18,922,726
NET ASSETS:
Beginning of year                           39,746,837         20,824,111
                                           -----------        -----------
End of year                                $52,622,095        $39,746,837
                                           ===========        ===========

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                              FINANCIAL HIGHLIGHTS

                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         September 30, September 30, September 30, September 30, September 30,
                             1999          1998          1997          1996          1995
                         ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value,
 beginning of period        $ 18.31       $ 21.48       $ 14.52       $ 12.52       $10.26
Income from investment
 operations:
Net investment loss           (0.18)        (0.16)        (0.25)        (0.19)       (0.13)
Net realized and
 unrealized gains
 (losses) on
 investments                   3.10         (2.00)         7.77          2.22         2.39
                            -------       -------       -------       -------       ------
Total from investment
 operations                    2.92         (2.16)         7.52          2.03         2.26
                            -------       -------       -------       -------       ------
Less distributions:
Net realized gains            (0.38)        (1.01)        (0.56)        (0.03)         --
                            -------       -------       -------       -------       ------
Net asset value, end of
 year                       $ 20.85       $ 18.31       $ 21.48       $ 14.52       $12.52
                            =======       =======       =======       =======       ======
Total return (2)              16.11%       (10.50)%       53.51%        16.23%       22.03%
Supplemental data and
 ratios:
Net assets, end of
 period
 (in 000's)                 $52,622       $39,747       $20,824       $10,815       $7,616
Ratio of expenses to
 average net assets            1.98%         2.02%         2.45%         2.50%        2.50%
Ratio of net investment
 loss to average net
 assets                       (0.92)%       (1.17)%       (1.66)%       (1.61)%      (1.46)%
Ratio of expenses to
 average net assets(3)         1.98%         2.02%         2.45%         2.94%        3.94%
Ratio of net investment
 loss to average net
 assets(3)                    (0.92)%       (1.17)%       (1.66)%       (2.05)%      (2.90)%
Portfolio turnover rate       40.19%        33.40%        36.40%        52.43%       70.59%

(1) Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) During the years ended September 30, 1996 and 1995, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 1999

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income and Excise Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

  c) Distributions to Shareholders - Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Accordingly, at September 30, 1999, reclassifications were recorded from accumulated net investment losses to reduce accumulated net realized gain on investments by $444,428.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 1999

2.SIGNIFICANT ACCOUNTING POLICIES (continued)

  d) Other - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1998 to September 30, 1999, the Fund paid $54,318 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1998 to September 30, 1999, were $28,325,564 and $18,894,873, respectively. For the period from October 1, 1998 to September 30, 1999, the Fund paid $135,572 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $46,153,431, were as follows:

         Appreciation                     $10,966,891
         Depreciation                      (4,929,162)
                                          -----------
         Net appreciation on investments  $ 6,037,729
                                          ===========

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 1999

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                           Sales Charge       Sales Charge     Dealer Reallowance
Amount of Single        as a Percentage of as a Percentage of  as a Percentage of
Transaction               Offering Price   Net Amount Invested   Offering Price
----------------        ------------------ ------------------- ------------------
Less than $50,000             4.50%               4.71%              4.00%
$50,000 but less than
 $100,000                     4.00%               4.17%              3.50%
$100,000 but less than
 $250,000                     3.00%               3.09%              2.50%
$250,000 but less than
 $500,000                     2.50%               2.56%              2.00%
$500,000 and over             2.00%               2.04%              1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1998 to September 30, 1999, the Fund was advised that the Distributor received $66,395 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                       Report of Independent Accountants

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
---------------------------------
Milwaukee, Wisconsin
October 19, 1999

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend Disbursing Agent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY Small Cap Value Fund, Inc.




                                 Annual Report

                              September 30, 1999